UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report  (date of earliest event reported):  December 31, 2000

SCP POOL CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana	70433-5001
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(504) 892-5521

SCP POOL CORPORATION

Item 5.   Other Events

On December 31, 2000, SCP Pool Corporation, a Delaware corporation, announced that its wholly owned subsidiary, South Central Pool Supply, Inc. was converted from a "C" Corporation into a Limited Liability Corporation (LLC). At the same time, South Central Pool Supply, Inc. changed its name to SCP Distributors LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on January 4, 2001.

SCP POOL CORPORATION

By: /s/ Craig K. Hubbard
Craig K. Hubbard
Chief Financial Officer, Treasurer and Secretary